Boston Investor Tour

February 21, 2008




Dailylocal.com
Decision may delay city construction

HYPER-LOCAL

Journal Register Company

Safe Harbor Statement

Statements in this Presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's (as hereinafter defined) expectations, forecasts, projections, hopes, intentions or strategies regarding the future. Forward-looking statements include statements regarding the Company's plans and objectives for future operations and trends affecting the Company's financial condition and results of operations. In addition, the words "anticipates," "projects," "plans," "intends," "estimates," "expects," "may," "believes" and similar words are intended to identify these forward-looking statements. All forward-looking statements in this Report are based on information available to the Company as of the date this Report is filed with the Securities and Exchange Commission, and the Company assumes no obligation to update any such forward-looking statements, except as required by law. All forward-looking statements involve risks and uncertainties. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of certain factors including, but not limited to, the success of the Company's acquisition strategy, dispositions, the Company's ability to achieve cost reductions and integrate acquisitions, competitive pressures including competition from non-newspaper forms of media, general or regional economic conditions, advertising trends, the unavailability or a material increase in the price of newsprint, material increases in interest rates, the ability of the Company to access credit markets under satisfactory terms, changes in performance that affect financial covenant compliance or funds available for borrowing, technological changes, the adoption of new accounting standards or changes in accounting standards. These and other factors are discussed in more detail in the Company's other filings with the SEC, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The Company undertakes no obligation to release publicly the results of any future revisions it may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Agenda

- Corporate Overview
- Operations Overview
- Interactive Media
- Financial Overview

Corporate Overview

Journal Register Company



Daily
Noah Hotel
SUNDAY
THE SARATOGIA
Minefield
of controversy
Greenfield ponders Pompa's plans



RYDER CUP
The Daily
OAKLAND
Woe is
DAILY LOCAL NEWS
Kidnapping foiled
New Haven Register
UNBELIEVABLE!

Our mission:

"to be the #1 multi-media provider of local information in the markets we serve."

H Y P E R - L O C A L

Six Strategic Clusters

Journal Register Company

- 22 daily newspapers with approximately 513,160 daily and 529,771 Sunday circulation [(1)]
- 320 non-daily publications with 5.5 million distribution
- 4.2 million weekly reach
- More than 220 Web sites



Michigan Cluster
MI
Greater Cleveland Cluster
OH
PA
NY
Capital-Saratoga Region
Mid-Hudson Region
NJ
Greater Philadelphia Cluster
VT
NH
ME
MA
RI
CT
Connecticut Cluster

(1) As of 2/18/08

Corporate Recognition

Journal Register
C O M P A N Y

JRC named as one of the
Top 100 Media Companies by

AdvertisingAge®



Published: October 1, 2007

Journal Register Company

Key Shareholders

Firm Name	Web Site	% O/S	Position [JRC-US]	Pos. Change	Pos. Date
Ariel Capital Management, LLC	www.arielcapital.com	15.03	5,883,320	1,111,600	8-Feb-08
Wellington Management Company, LLP	www.wellington.com	14.68	5,747,900	-125,000	8-Feb-08
Zesiger Capital Group LLC	www.zesigercapital.com	13.77	5,392,200	3,449,900	1-Feb-08
Heartland Advisors Inc.	www.americasvalueinvestor.com	12.40	4,856,470	-50,000	25-Jan-08
Private Management Group, Inc.	www.pmgadvisory.com	10.10	3,953,676	65,375	24-Jan-08
Royce & Associates, LLC	www.roycefunds.com	8.10	3,172,000	130,000	8-Feb-08
T. Rowe Price Associates, Inc.	www.troweprice.com	7.88	3,083,420	0	8-Feb-08
Dimensional Fund Advisors, LP	www.dfaus.com	7.75	3,034,912	-50,000	8-Feb-08
GAMCO Investors, Inc.	www.gabelli.com	4.53	1,774,101	688,891	8-Feb-08
Byram Capital Management, L.L.C.	www.byramcapital.com	3.94	1,541,060	380,760	1-Feb-08

Journal Register COMPANY

Recent History

- June – October 2007
  - June 18th, CEO - Leave of Absence
  - Acting CEO
  - Q2 '07 Operating Results "not good"
  - Problem Identification

- October 2007 – January 2008
  - Problem Identification and Remedial Action
  - October 1st, Scott Wright, President & Chief Operating Officer
  - November 1st, James Hall, Chief Executive Officer
  - Credit Facility Amendment
  - New Evolving Business Model
  - Management Group Changes
  - Publisher Changes
  - Annual Business Plan for 2008
  - Annual JRC Publishers' Conference
  - Other Changes

The Future

- Internal Changes 1st
- Operating Results 2nd
- Industry Trends – Secular and Cyclical
- Economic Concerns – Cyclical
- Revenue and Cash Flow Turnaround
- An Evolutionary Market for NP Companies
- Ambiguity – A Constant in 2008
- Focus, Hard Work and Discipline/Confidence
- Results not Promises
- Business Model Evolving

Journal Register Company

Newspaper Industry Overview (Pundits)

- Declining readership and circulation
- Declining advertising market share due to growing digital choices for advertisers
- Weak overall advertising revenue outlook for 2008
- Cost containment initiatives largely completed
- Ongoing margin pressure
- Print to online transition to take several more years
- Ongoing FCF decline as print media pricing adapts to a more digitally-oriented highly-competitive marketplace

Journal Register COMPANY

The New JRC/Short Term Goals

- Implement "The New JRC" – vision, business model, culture and values
- Turnaround Revenue and EBITDA
- Online Business Development
- Debt Reduction
- Built-in Adaptability – in case of a recession or a strategic option development
- Maintain our Confidence/Strengths

Journal Register COMPANY

Vision

- To be the leading entrepreneur–driven multi-media company in our local markets providing customers with creative, integrated state-of-the-art print and digital products that satisfy their need for information, news, sports, business, advertising, lifestyle and entertainment

- **Entrepreneur: An owner or leader of any size enterprise who takes measured risks to create value and grow his or her enterprise*

Journal Register Company

Business Model

- Hyper-local focus in terms of content and customers
- Creative, state-of-the-art print and digital/online products
- Strong, entrepreneurial managers and publishers
- An emphasis on new product and new customer initiatives
- A strong focus on sales and salespersons
- Attract and retain high-quality employees
- Partnership, collaboration and outsourcing
- Corporate office to serve the field
- Discipline in terms of costs and expenses
- A good place to work

Journal Register COMPANY

Top Priorities in 2008

- Execute 2008 Annual Business Plan
- Revenue Turnaround and Improvement
- Continue Online Business Development
- New Product/Customer Development
- Debt Reduction
- Adaptability . . . Plan for the Future

Journal Register COMPANY

2008 Special Projects

- Niche Publications Restart – targeted (reader and advertisers) common-interest print and/or Digital/Online products
- Out-of-Market Revenues – new products and new customers
- Accelerated Digital Development and Growth – 40 percent improvement target vs. 2007
- Win-Win Collaborations
- Re-Vamp Incentive Compensation Plan
- Remedy/Prune Unprofitable Products/Properties
- Sale of Redundant/Unused Assets
- Pacing of Project Expenditures
- Continue to Invest in Quality People and Product Improvement
- Prepare for the Future

Journal Register COMPANY

Long Term Goals and Objectives

- Develop and implement a sustainable multi-media business model and strategy
- Built-in strategic and tactical adaptability including partnerships, outsourcing and collaboration ("RBIs")
- Resume acquisitions for growth strategy
- Develop and implement a diversity strategy
- Chief Executive Officer succession

Journal Register COMPANY

Really Big Ideas ("RBIs")

- POC* – Circulation/Distribution
- POC* – Production
- POC* – Information Technology
- Complementary Transaction(s)
- Digital/Online to be the Principal Platform

* POC = Partner/Outsource/Collaborate

Journal Register COMPANY

Operations Overview

Journal Register COMPANY

Operations – The Job

- All Publishers report to the President & COO
- Production – NP Quality and Timing
- Circulation – NP Delivery and Timing
- Editorial/Content – Awards
- Advertising – Rates and Volume
- Integration of Digital/Online and Print – Ongoing
- Top 10 Properties – 80/20 rule

Newspaper Footprint

Journal Register COMPANY

- In a given week, newspapers and newspaper web sites (the newspaper footprint) reach:
  - 77% of adults
  - 65% of young adults, ages 18-24
  - 78% of food shoppers
  - 81% of consumers planning to spend $35,000 + on a new vehicle in the next 12 months
  - 82% of adults who have made any Internet purchase in the last 12 months
  - 85% of adults with household income of $100,000 or more

Source: Scarborough Research 2007
and compiled by Newspaper Association of America

Clustering

Journal Register
COMPANY

Increasing profits through synergies and efficiencies in Print and Digital/Online

- Increased Reach for Advertisers
- Regionalized Online Operations
- Production Efficiencies
- Newsgathering Synergies
- Cross/Sell Promotion
- Shared Services



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Calendar



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New Haven Register
Top News

Cluster Strategies

Journal Register Company

- Philadelphia
  - Duplication of circulation overlaps
  - Editorial restructuring
  - Cross Selling
- New York
  - Hire of Sales professionals
  - Review of leadership
  - Niche product development
- Connecticut
  - Consolidation of Shoreline Publications
  - Consolidation of New Britain Publications
  - Cross Selling
- Michigan
  - Niche publication development
  - Consolidation of Morning Star Publications
  - Consolidation of Lapeer Publications

Annual JRC Publishers' Meeting January – 2008

Journal Register Company

- Business Plans Presented for 2008
- Publishers' Role Redefined
- Corporate Office Role Redefined
- Entrepreneurism and a Sense of Urgency
- Measurement and Benchmarking Tools Explained – Accountability
- Revised Publishers' Bonus Plan
- Cooperation; Sharing of Resources and Ideas; Peer Pressure; and Corporate Office support

Production

- Bill Higginson, SVP Production
- Low cost producer/highly respected
- Exton, PA; New Haven, CT; Macomb, MI; and 11 other plants
- Operations – extra eyes and ears

Circulation Revenues

- Mike Murray, SVP Circulation
- Leading industry performance
- Consistent with past performance
- Revenue increases offset by circulation declines

Editorial Excellence

Selected 2007 Awards

Associated Press Sports Editors (APSE)

New Haven Register, New Haven, CT

- Top 10 Sports Section Awards
  - Fifth Consecutive Year


HOLIDAY OUTLOOK
BARBER STOPPED
New Haven Register
Shoreline arson fires probed
Pretty to look at, a pain to pick up
Police substation planned for Milford mall

Suburban Newspapers of America (SNA)

- *Fourth year in a row as #1* in Total Editorial Awards (2007: 142)
- 30 First Place Awards
- 82% of JRC daily newspapers honored


After official review, NP girls win cross country
THE REPORTER
inside
LIGHTS OUT

Editorial Excellence

Journal Register COMPANY

Selected Awards

- 59 Pennsylvania Newspaper Association Keystone Press Awards
- 80 Michigan Press Association Awards
- Press Club of Cleveland; Newspaper of the Year


Eight arrested in cocaine bust: A3
THE REPORTER
inside
LANS-BOWL BURNS
SOUTHERN COUNTY EDITION
DAILY LOCAL NEWS
POLICE: MAN KILLS WIFE
'STATE OF THE CITY'
Lawyer: Dismiss abuse charges
The Kennett Paper
New director and a new building for the Kennett Y

Advertising

- Adam Burnham, Corporate Advertising Director
- How Advertising is Packaged, Priced and Sold
- Classified – Auto, Real Estate, Employment
- Local and Other
- National
- New Sales Commission Plans

Journal Register Company

Advertising Revenue Mix

FY 2007	
Local	56%
Classified	40.1
National	3.9
Total	100%
Online	**5.1%** (included above)

Journal Register COMPANY

Operations – Critical Success Factors

- Hiring more entrepreneurial leaders
- Hiring more sales professionals for added sales pressure
- New print initiatives including niche products
- New Digital/Online initiatives:
  - Travidia
  - Yahoo! Hot Jobs (Phase B)
  - Auto and Real Estate Enhancements
  - Banner Ads
  - Video Streaming
  - Zillow
- Standards of Performance

Print Revenue Growth

- New print initiatives
- Maximize rates
- Hire more, better people
- Sales commission plan restructuring
- Sales training and automation
- Michigan economy stabilization
- National accounts and cross-sell across all clusters

Journal Register COMPANY

Interactive Media

Journal Register COMPANY

JRC Interactive Strategy & Focus

- Building on a strong foundation
- Training and motivation
- Clustering strategy provides great Digital/Online benefits for both retail and classified categories
- Platform and future product development
- Partnerships – Yahoo!, Zillow and more

JRC Interactive
Building on a Strong Foundation

Journal Register COMPANY

- Tremendous amount of local proprietary content generated by staff of professional reporters
- Large local sales force with trusted customer relationships
- Great promotional ability of local print publications
- Customer demand at all time high
- Sales Force ready and willing
- New web platforms offer new revenue opportunities
- Clustering strategy creates unique opportunities for online
- Forming Strategic Partnerships, Yahoo!, Zillow and more

Journal Register COMPANY

Training & Motivation

- Massive multi-media training program underway – in last 3 weeks have trained over 500 sales staff.
- Focus is on selling with Audience - which Newspapers have been doing for over 150 years!
- Start with the basics, jargon free training
- Regional Training Teams for each cluster
- Motivation starts at the top with Publishers, Ad Directors
- New compensation plan with emphasis on online revenue
- Minimum Performance Standards and Digital/Online goals established for each print rep

Journal Register Company

Websites provide reach and frequency for advertisers.


Daily Newspaper Readers…
Still the best way to reach the most people on any given day
Add Frequency…
Reach Consumers Who Read Both Print & Online!
Online Newspaper Network Audience
Extend Your Reach To Consumers who only read us online

Retail & Classified Marketplaces

Journal Register
COMPANY

Leverage clustering strategy to create hyper-local marketplaces for consumers, converting thousands of print ads into search-able online content

Extends reach for advertisers across entire market

Converts print advertisements for the web, adding interactive elements and search-ability



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Real Estate

Journal Register Company

Upgrading current platform and rolling out new partnerships


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TODAY'S REAL ESTATE ADS Click here
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search homes, rentals and apartments
featured homes
West Chester
spotlight area home
Glen Russell
Weekly Real Estate Article By Maureen Ingelsby
Kit Anstey Team
Selling a Home
The mattress made Just for you
Zillow.com
Home Map & Search Post For Sale Real Estate Guide Discussions My Zillow
Zestimate® values and more on 80,000,000+ homes
Buyers
Sellers
Owners
Professionals
Zillow Snapshot

Journal Register Company

Yahoo! Journal Register Partnership

- JRC one of founding members of Yahoo! Newspaper Consortium
- Phase One: Yahoo! HotJobs
- Phase Two: 3 Key Tracks
    - Graphical Ads
    - Content
    - Search
- New Haven Register is Pilot site for Phase 2

Journal Register Company

Sample Niche Verticals and Directories


Brides AROUND PHILLY.COM
Your resource for getting married in Southeast Pennsylvania
LOCAL BRIDAL DIRECTORY
Search area businesses and services
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Or browse by category:
Planning
Reception Sites, Caterers, Wedding Planners, Photography,
Fashion
Women's Bridal Wear, Men's Fashion, Jewelry
Crate&Barrel
WHAT'S HOT: BRIDAL
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FORUMS
Connect with other local brides. Share decoration ideas, secret tips, great locations or just latest trends.
Done
FREE TRIAL ISSUE
CAMPDIRECTORY 2008
So Much To Do
Summer Camp Prep
Camper's Packing List
Let Kids Embrace Nature
Journal Register
YOURMOUNTAINRESOURCE
Your online guide to skiing in the Northeast
DOWNHILL FROM HERE with Tim Jones 2
WeatherConditions
Connecticut
New York
Snowmaking is second nature at Hunter Mountain
marketplace
SKI EQUIPMENT
LODGING
RESTAURANTS
AND MORE
Connecticut

Journal Register Company

Platform Improvement

- Major initiative to redesign our sites and provide increased functionality
- Platform provides ability to produce new content verticals for both online and print


Neiman Marcus
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Journal Register COMPANY

Digital/Online Results

($ In millions)

Revenue


CAGR +33.4%
$3.2
$3.6
$4.4
$5.8
$8.7
$14.7
$18.0
2001
2002
2003
2004
2005
2006
2007

Journal Register COMPANY

Financial Overview

Strong Free Cash Flow

Journal Register Company

($ in millions)	Fifty-two weeks Ended 12/30/2007 FY 2007	Fifty-three weeks Ended 12/31/2006 FY2006
EBITDA	90.3	112.7
Less:		
Capital expenditures	(26.4)	(30.8)
Interest expense and other	(38.5)	(43.0)
Cash taxes	(2.9)	(2.0)
Free Cash Flow	22.5	36.9
Free Cash Flow per diluted share	$0.58	$0.93
Price/Free Cash Flow per share	2.5x	1.5x

Results are from Continuing Operations, Share price on 2/19/08 of $1.46

Journal Register COMPANY

JRC Cash Management Initiatives

- Monetization of Non-Core Assets
- Elimination of Dividends
- Sold MA/RI – Paid down debt
- Prepaid debt until Q2 2009

Debt Reduction

Net Debt

($ in millions)


$900.0
$850.0
$800.0
$750.0
$700.0
$650.0
$600.0
$550.0
$500.0
$450.0
$776.3
$745.8
$726.3
$620.6
2004
2005
2006
2007

Credit Agreement

Journal Register Company

- Leverage Covenant increased to 6.75x EBITDA through Q2 '08; slight quarterly stepdowns through Q4 '09
- Interest Covenant decreased to 1.85x
- EBITDA Addbacks for partial online investment and special items

Capital Expenditures

Journal Register Company

$18 million budgeted in 2008, including $6M in online investment

Exceptional Cost Containment

Journal Register COMPANY

Same-store Non-Newsprint[1]



% Comparison from Prior Year
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3
0.3
0.3
0.7
2.0
(0.5)
(2.5)
(2.4)

(1) The above results reflect year-over-year trends on a same-store basis, which excludes the results of acquisitions from the current and prior year periods, a one-time special/severance charge in Q2 2006, and the 53rd week in 2006.

Same-Store Operations
Full Time Equivalents[1]



4,865
4,655
4,156
2005
2006
2007

Reductions: (4.3%) (10.7%)

(1) Excludes discontinued operations

Journal Register COMPANY

Cost Saving Opportunities

- Partnering, Outsourcing, Collaborations
- Back Office Shared Services
  - Michigan & Connecticut – complete
  - Philadelphia – working with union
- Purchasing System
- Michigan Print Consolidation
- Production Consolidations
- Web Width Reduction Programs

2008

Journal Register COMPANY

Interest Expense

- Based on the current forward LIBOR curve, effective interest rate 6.2% (3.7% after tax)
- Interest Rate Protection Agreements on approximately 70% of first quarter balances
- Interest Expense: approximately $40M in 2008, assuming flat debt levels

Reconciliation of NON-GAAP Financial Measures

Journal Register COMPANY

(In thousands, except per share amounts)	13 Weeks ended 12/30/07	14 Weeks ended 12/31/06(1)	52 Weeks ended 12/30/07(1)	53 Weeks ended 12/31/06(1)
Net Loss from continuing operations	$(148,390)	$(26,204)	$(130,119)	$(9,694)
Add: Provision for income taxes	(34,774)	3,606	(30,590)	14,124
Add: Write-down of investment	-	2,412	-	2,412
Add: Loss on write off of debt issuance costs	1,642	-	1,642	5,662
Add: Net interest expense and other	9,087	12,338	40,744	44,367
Operating (Loss) Income	(172,435)	(7,848)	(118,323)	56,871
Add: Depreciation and Amortization	5,229	4,806	19,534	18,091
Add: Write-down of goodwill and intangible assets	181,300	33,660	181,300	33,660
Add: Special Items	7,770	-	7,770	4,078
EBITDA	21,864	30,618	90,281	112,700
Less: Capital expenditures	(3,892)	(11,573)	(26,400)	(30,792)
Less: Interest expense and other	(7,909)	(11,808)	(38,461)	(43,001)
Less: Cash income taxes (2)	(1,668)	(104)	(2,892)	(2,043)
Free Cash Flow from continuing operations	$8,395	$7,133	$22,528	$36,864
Free Cash Flow per diluted share	$0.21	$0.18	$0.58	$0.93
Net Income (loss), as reported	$(148,390)	$(25,051)	$(102,545)	$(6,238)
Plus: Special items	152,300	35,127	145,382	41,044
Less: Discontinued Operations	-	(1,153)	(27,574)	(3,456)
Adjusted net income (3)	$3,910	$8,923	$15,263	$31,350

(1) 2006 has been revised to show operating income, EBITDA and free cash flow from continuing operations only.

(2) Cash income taxes represent the application of the Company's expected current year income tax liability rate to the income before provision for income taxes for each period presented, without regard to the actual timing of such payment, reduced by the benefit of the anticipated utilization of available net operating loss carry-forwards.

(3). Adjusted net income for 2007 excludes the fourth quarter net effects of $150.9 million net of tax charge related to write-down of goodwill intangibles; special charges of approximately $7.2 million ($4.2 million net of tax effect) for officers' severance agreements; $0.7 million ($0.4 million net of tax effect) for the lease cancellation of the Company's airplane; a gain of approximately $2.6 million ($1.5 million net of tax effect) for the sale of the Company's Middletown, Connecticut building; approximately $2.0 million($2.0 million net of tax effect) related to the amendment of the Company's refinanced credit facility; and tax benefits of approximately $3.0 million related to a state audit settlement. Adjusted net income for the full year 2007 also excludes the net effect of a federal tax refund of approximately $6.1 million, including $1.0 million of interest, and a tax benefit of $1.8 million for state tax law changes in the third quarter of 2007, a tax law change charge of $1.0 million in the second quarter of 2007. Net income, as adjusted, for 2006 excludes a fourth quarter charge of $35.1 million, net of tax charge related to impairment of intangibles and the Company's investment in PowerOne Media, LLC: a $4.1 million charge ($2.5 million net of tax effect) in the second quarter related to a consulting and severance agreement, and approximately $5.7 million ($3.4 million net of tax effect) related to the re-pricing of the Company's refinanced credit facility in the first quarter of 2006.

James W. Hall

Journal Register COMPANY

Chairman & Chief Executive Officer

James W. Hall, age 61, is the Chairman and Chief Executive Officer of the Company, a position he has held since November 2007. In June 2007, Mr. Hall was named Acting CEO and had been a director of the Company since July 2003. He serves(d) on other public and private boards from 2003 including Indigo Books & Music, Inc., Canada's largest book retailer. From 2005 to 2006, Mr. Hall performed Special Investigations regarding the Crocus Investment Fund (2005) and Workers Compensation Board (2005-6). He also performed gatekeeping assignments for the Teachers' Retirement Allowances Fund (2006-2007) and various M&A and private equity projects. From January 2003 to June 2004, Mr. Hall served as SVP, Investments for GrowthWorks (WVIS) Ltd., a venture capital fund manager. Prior to that, Mr. Hall was SVP & Chief Investment Officer (and co-founder) of Working Ventures Canadian Fund Inc. (the initial and leading national retail private equity fund in the ROC with $860,000,000 in capital under management – Canadian Crude Income Trust, Trentway-Wager/Coach USA, Research-in-Motion, NovAtel and 213 other investments) - July 1990 to December 2002. Additionally, Mr. Hall's experience includes VP Special Loans/Workouts with Lloyds Bank Canada (and Toronto Main Branch Manager until the bank was sold to HKBC) - 1989 to 1990; VP Leverage Capital Group with Citibank Canada (leveraged-buyouts team leader, and also ran all of Citi's non-real estate workout work) - 1984 to 1989; and Arthur Andersen & Co. (Chartered Accountant; Insolvency Division - receiverships, bankruptcies, look-sees; and Audit) - 1971 to 1984.

Scott A. Wright
President & Chief Operating Officer

Journal Register Company

Scott A. Wright, age 44, is President and Chief Operating Officer of the Company, a position he has held since September 2007. Mr. Wright has extensive newspaper industry experience starting in 1987. Before joining the Company in April 2007, he was President and Publisher at Suburban Community Newspapers located in Memphis, Tennessee. From 2004 to 2006, Mr. Wright was Publisher of Star Community Newspapers in Plano, Texas. In 2003 and 2004, Mr. Wright was Vice President and General Manager at the Oakland Press in Pontiac, Michigan under 21st Century Newspapers. Mr. Wright was Advertising Director from 1999 to 2000 at The Suburban Journals of Greater St. Louis while it was owned by Journal Register Company and Vice President from 2001 to 2003 at The Suburban Journals of Greater St. Louis while it was owned by Pulitzer Inc. From 1998 to 1999 Mr. Wright was Corporate Advertising Director for Ottaway Newspapers, Inc. in Campbell Hall, New York and from 1993 - 1997 he was the Advertising Director for Ottaway Newspaper's Joplin Globe in Joplin, Missouri. Mr. Wright graduated with a Bachelor of Science degree in Communications from the University of Southern Indiana.

Julie A. Beck
Executive Vice President & Chief Financial Officer

Journal Register COMPANY

JULIE A. BECK, age 45, is Executive Vice President and Chief Financial Officer of the Company. Ms. Beck joined Journal Register in January 2006 after serving at Norwood Promotional Products, Inc., Indianapolis, Indiana since 2003 as Senior Vice President and Chief Financial Officer. From September 1999 to September 2003 she was Vice President of Finance for the Inland Paperboard and Packaging subsidiary of Temple-Inland, Inc., also in Indianapolis. From March of 1986 to September of 1999 she was with Rockwell Corporation in a series of positions of increasing responsibility, lastly as Director of Finance, Rockwell Automation, in Milwaukee, Wisconsin. Ms. Beck has also worked for NCR Corporation and Deloitte. Ms. Beck is a Certified Public Accountant, and graduated with distinction from the University of Wisconsin with a Bachelor in Business Administration degree in Accounting. Ms. Beck is a director of Hilb Rogal & Hobbs (NYSE:HRH) and serves on their Audit and Corporate Affairs Committees.

Daryl Hively
Vice President, Interactive Media

Journal Register COMPANY

Daryl Hively, a 23-year veteran of print and new media advertising, Daryl Hively joined the Company as Vice President, Interactive Media in April 2007. Hively began his career at the St. Petersburg Times, where he held a variety of sales and management positions over an 11 year period, including the position of New Media Sales Manager for sptimes.com, which launched in 1995. Hively then joined Knight Ridder where he held both online and print positions at their newspapers in Georgia and Ohio. In 1999, Hively left Knight Ridder to become Director of Sales for Advance Publication's Cleveland .com, the online home of The Cleveland Plain Dealer. In 2005, Hively joined the EW Scripps company as the Corporate Director of Business Development for the Interactive Newspaper division, overseeing online revenue initiatives for 14 company websites. Mr. Hively received a Bachelor of Science degree with a major in Advertising from the University of Florida in 1985.

Journal Register COMPANY

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